Exhibit 10.8

SWINGLINE LOAN NOTE

$1,000,000.00	April 13, 2026

FOR VALUE RECEIVED, CARECLOUD, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of CITIZENS BANK, N.A. (the “Swingline Lender”) or its registered assigns the unpaid principal amount of the Swingline Loans made by the Swingline Lender to the Borrower, in the amounts and at the times set forth in the Credit Agreement, dated as of April 13, 2026, among the Borrower, the LENDERS party hereto and CITIZENS BANK, N.A., as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and to pay interest from the date hereof on the principal balance of such Swingline Loans from time to time outstanding at the rate or rates and at the times set forth in the Credit Agreement, in each case at the Administrative Agent’s Payment Office, or at such other place as the Swingline Lender may specify from time to time, in lawful money of the United States in immediately available funds. Capitalized terms used herein and not defined herein, and the term “subsidiary”, shall have the meanings assigned to such terms in the Credit Agreement.

The Swingline Loans evidenced by this Swingline Loan Note (this “Note”) are prepayable in the amounts, and under the circumstances, and their respective maturities are subject to acceleration upon the terms, set forth in the Credit Agreement. This Note is subject to, and shall be construed in accordance with, the provisions of the Credit Agreement and is entitled to the benefits and security set forth in the Loan Documents.

The Swingline Lender is hereby authorized to record on the Schedule annexed hereto, and any continuation sheets which the Swingline Lender may attach hereto, (a) the date of each Swingline Loan, (b) the maturity date applicable thereto, and (c) the date and amount of each payment or prepayment of the principal of each Swingline Loan. The entries made on such Schedule shall be prima facie evidence of the existence and amounts of the obligations recorded thereon, provided that the failure to so record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Swingline Loans in accordance with the terms of the Credit Agreement.

Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

Whenever in this Note a Person is referred to, such reference shall be deemed to include the successors and assigns of such Person. The Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly permitted by the Loan Documents. No failure or delay of the Swingline Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into between the Borrower and the Swingline Lender with respect to which such waiver, amendment, modification or consent is to apply, subject to any consent required in accordance with Section 10.2 of the Credit Agreement.

All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The Borrower, and by accepting this Note, the Lender, each hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State Court or Federal Court of the United States of America sitting in the State of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note or the other Loan Documents, or for recognition or enforcement of any judgment, and the Borrower, and by accepting this Note, the Lender, each hereby irrevocably and unconditionally agrees that, to the extent permitted by Applicable Law, all claims in respect of any such action or proceeding may be heard and determined in such New York State Court or, to the extent permitted by Applicable Law, in such Federal Court. The Borrower, and by accepting this Note, the Lender, each agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Note or the other Loan Documents against the Borrower, or any of its property, in the courts of any jurisdiction.

The Borrower, and by accepting this Note, the Swingline Lender, hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or the other Loan Documents in any court referred to in the preceding paragraph hereof. The Borrower, and by accepting this Note, the Swingline Lender, hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

The Borrower, and by accepting this Note, the Swingline Lender, irrevocably consents to service of process in the manner provided for notices herein. Nothing herein will affect the right of the Swingline Lender to serve process in any other manner permitted by law.

THE BORROWER, AND BY ACCEPTING THIS NOTE, THE SWINGLINE LENDER, EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THE BORROWER, AND BY ACCEPTING THIS NOTE, THE SWINGLINE LENDER, EACH (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT SUCH OTHER PERSON HAS BEEN INDUCED TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

IN WITNESS WHEREOF, the Borrower has executed this Swingline Loan Note as of as of the date and year first written above.

CARECLOUD, INC.

By:	/s/ Norman Roth
Name:	Norman Roth
Title:	Authorized Officer

SCHEDULE TO SWINGLINE LOAN NOTE

Date	Amount	Amount of principal repaid or prepaid	Maturity Date	Notation Made by